Exhibit 10.5

ENVIRONMENT, TERRITORIAL PLANNING

AND ENERGY STATE DEPARTMENT

ADDENDUM TO THE CONTRACT ENTERED INTO BETWEEN THE PORTUGUESE STATE AND PETROBRAS INTERNATIONAL BRASPETRO BV, PETRÓLEOS DE PORTUGAL — PETROGAL, S.A. AND PARTEX OIL AND GAS (HOLDINGS) CORPORATION, IN CONSORTIUM, FOR THE GRANTING OF RIGHTS OF EXPLORATION (PROSPECTION AND RESEARCH), DEVELOPMENT AND PRODUCTION OF OIL, AT THE AREA DESIGNATED AS “CAMARÃO”

On the 12th day of March 2015, at 3 p.m., at the Energy Secretariat of State, in Lisbon, the following persons were present, Mr. Artur Trindade, Energy Secretary of State, as first contracting party and in representation of the Portuguese State (hereinafter called to as “State”), through a delegation of signature granted, issued by ordinance, in February 20, 2015, by the Environment, Territorial Planning and Energy Minister and, as second contracting parties, Mr. Mikel Erquiaga Aguirre, a Spanish citizen, acting on behalf of REPSOL EXPLORACIÓN, S.A., a company set up under and regulated by Spanish law, with registered seat at Calle Méndez Álvaro, 44, 28045 Madrid, España, registered with the Commercial Registry Office of Madrid, Tax Payer Number A-28/138873, having the share capital of 24,617,080.20 Euro, with a branch in Portugal, at Avenida José Malhoa, 16, 1099-091, Lisboa and holder of tax payer number 980378419 (hereinafter called to as  “Repsol”), Mr. Paul Anthony Dailly, a British citizen, acting on behalf of KOSMOS ENERGY PORTUGAL, a company set up under and regulated by the Cayman Islands’ law, with registered seat at P.O. Box32322, 4th floor, Century, Cricket Square, Elgin Avenue, George Town, Grand Cayman, KY1-1209, Cayman Islands, registered with the General Registry of the Cayman Islands, with the registration number 00289103, having a branch in Portugal, at Av. Engenheiro Duarte Pacheco, 7, 1070-100, Lisboa, Portugal and holder of tax payer number 980525829, having the share capital of one dollar of the United States of America and which parent company is Kosmos Energy Ltd., having the share capital of 2,366,123,000 dollars of the United States of America, as at the date of December 31, 2013, (hereinafter called to as “Kosmos”), Mr. Thore Ernst Kristiansen, a Norwegian citizen and Mr. Roland Max Muggli, a Swiss citizen, acting on behalf of PETRÓLEOS DE PORTUGAL — PETROGAL, S.A., a public limited company, with registered seat at Rua Tomás da Fonseca, Torre C, 1600-209 Lisboa, having the share capital of 516,750,000 Euro and holder of tax payer number 500697370 (hereinafter called to as “Galp”), Mr. Alfredo Coelho Ferreira dos Santos, a Portuguese citizen, acting on behalf of PARTEX (IBERIA) S.A., a public limited company, with registered seat at Rua Ivone Silva no. 6, 1º andar, Edifício Arcis, 1050-124, Lisboa, having the share capital of 23,450,000 Euro and holder of tax payer number 507839188 (hereinafter called to as “Partex”).

I did attest the identities, capacities and powers of representation, through the presentation of, respectively, Passport no. AAJ189596, issued in Spain, in May 21, 2014, Passport no. 707543868, issued in the United Kingdom, in May 25, 2010, Passport no. 29895932, issued in Norway, in June 28, 2013, Passport no. X2486490, issued in Switzerland, in December 27, 2012, Citizen Card no. 00975208, valid up to July 21, 2018, as well as the production of the proxies and certificates, which documents are filed with the Division for the Research and Exploitation of Oil, located at the Energy and Geology General Agency (“Direção Geral de Energia e Geologia”) (hereinafter called to as “DGEG”).

Before me, Isabel Maria Amaro Nico, Assistant General Secretary to the Environment, Territorial Planning and Energy State Department, acting as public officer, it was drafted this Addendum to the Concession Contract “Camarão”, which was entered into, in May 18, 2007, between the  Portuguese State and Petrobras International Braspetro BV, Petróleos de Portugal — Petrogal, S.A. and Partex Oil and Gas (Holdings) Corporation (which contractual rights and obligations were transferred to its subsidiary Partex (Ibéria), S.A., effective as from November 9, 2009), in Consortium, which modifies the drafting of no. 1 of Article One, regarding the composition of the Concession Holder, Article Twenty Two, by introducing the definition of “Affiliate”, no. 1 and no. 3 of Article Twenty Four, regarding Notifications, communications and other correspondence related to the performance of this Contract as well as of Clause One of Annex III, regarding the parties to the Arbitration  Convention.

SOLE ARTICLE

1.                                      The Contracting Parties hereto agree, through this Addendum, following the partial assignment of the contractual rights and obligations of Repsol Exploración S.A. to Kosmos Energy Portugal, that corresponds to the assignment of a participating interest of thirty one per cent (31%), that Article One, no. 1, Article Twenty Two, Article Twenty Four, no. 1 and no. 3 and Annex III, Clause One, of the Concession Contract of Oil Exploration (Prospection and Research), Development and Production Rights, at area no. 235 — called to as “Camarão”, as modified by the Addendums dated of February 18, 2010, April 22, 2010, September 13, 2012 and July 17, 2013, be amended, which is made pursuant to the following terms:

1.1 The Concession Holder’s composition is modified and no. 1 of Article One shall read as follows:

“ARTICLE ONE

(CONCESSION)

1.                                      Pursuant to Decree-Law no. 109/94 of April 26 (hereinafter called to as DL 109/94), it is granted to the companies Repsol, Kosmos, Galp and Partex, in consortium (hereinafter called to as “Repsol/Kosmos/Galp/Partex Consortium” or “Concession Holder”), a concession for the performance of the activities of exploration (prospection and research), development and production of oil at the Portuguese continental shelf, beyond the polygonal of 200 m in depth of water, at the area no. 235, called to as “Camarão”, which deployment is described in the attached map (Annex I), composed of 1 (one) block of 38 (thirty eight) lots, which description is also included in an annex (Annex II).”

(...)

1.2 It is added a number to Article Twenty Two, as agreed between the parties:

ARTICLE TWENTY TWO

(ASSOCIATION WITH THIRD PARTIES AND ASSIGNMENT OF CONTRACTUAL RIGHTS AND OBLIGATIONS)

(...)

3. For the purposes of this Concession Contract, “Affiliated” or “Affiliated Company” shall mean, in relation to any entity forming part of the Concession Holder, any parent company that controls, directly or indirectly, that entity or any company which is directly controlled by that entity or any company which is directly or indirectly controlled by the parent company. For the purposes of clarification:

•                                          a company is directly controlled by other company or companies when this(these) holds (hold) shares or other form of participating interests bearing a right, in total, to more than fifty per cent (50%) of the votes in general meetings;

•                                          a company is indirectly controlled by other company or companies (“company or parent companies) when, within a series of companies ordered by size, starting by the company or parent companies and finishing in the company at stake, each company, with the exception of the parent company, is directly controlled by one or more companies occupying a prior position in that series.

1.2 No. 1 and no. 3 of Article Twenty Four shall read as follows, as agreed between the Contracting Parties:

“ARTICLE TWENTY FOUR

(NOTIFICATIONS)

1. All notifications, communications and further correspondence related to the performance of this Concession Contract shall be addressed to the Repsol/Kosmos/Galp/Partex Consortium and sent to the permanent representation office, in Portugal, of the Consortium Chief, whose address is the following:

Repsol Exploración, S.A. — Sucursal em Portugal

Avenida José Malhoa, 16

1099-091, Lisbon, Portugal

To the attention of: Country Manager

(...)

3. Those notifications related to the modification of this Concession  Contract are exempted from the provision contained in the former paragraph, as well as those related to its termination under articles 61 and 64 of DL 109/94, which shall also be sent to the permanent representation office of the members other than the consortium chief and which addresses are the following: KOSMOS ENERGY PORTUGAL, Av. Engenheiro Duarte Pacheco, 7, 1070-100, Lisboa, PETRÓLEOS DE PORTUGAL — PETROGAL, S.A., Edifício Galp, Rua Tomás da Fonseca, Torre C, 1600-209 Lisboa; and PARTEX (IBERIA) S.A., Rua Ivone Silva n.º 6, 1.º andar, Edifício Arcis, 1050-124, Lisboa. In case of change of addresses, the provision contained in the former number herein shall apply.”

1.3. Clause One of Annex III, regarding the parties to the Arbitration Clause, shall read as follows:

“ANNEX III

ARBITRATION CLAUSE

FIRST

The Arbitration Tribunal shall be composed of 3 (three) arbitrators, being agreed that each party shall appoint 1 (one) arbitrator and the 3rd (third) one shall be the President, who shall be appointed by the arbitrators elected by the parties, within the term of 15 (fifteen) days. In case no agreement is reached regarding the 3rd (third) arbitrator, this one shall be appointed by the president of the Lisbon Second Instance Court (“Tribunal da Relação de Lisboa”). For the purposes of this Arbitration Clause, “parties” mean the Portuguese State, on one side and Repsol/Kosmos/Galp/Partex Consortium, on the other.”

(...)

This Addendum is drafted in two duplicates, is composed of pages numbered from 1 to 8, all pages being initialized by the participants — contracting parties and public officer, except the two last pages of the Addendum, since they bear the respective signatures, being one of the duplicates filed with the Energy and Geology General Agency (“Direção Geral de Energia e Geologia”).

After having been read aloud by myself, Isabel Maria Amaro Nico, I shall appose my signature to this Addendum, acting in the capacity of Public Officer and, therefore, in the presence of all participants, I attest the acceptance of this Addendum by all the contracting parties.

First Contracting Party

/s/ Artur Trindade

Second Contracting Parties

/s/ Mikel Erquiaga Aguirre

/s/ Paul Anthony Dailly

/s/ Thore Ernst Kristiansen

/s/ Roland Max Muggli

/s/ Alfredo Coelho Ferreira dos Santos

Public Officer

/s/ Isabel Maria Amaro Nico

ANNEX I

ENVIRONMENT, TERRITORIAL PLANNING

AND ENERGY STATE DEPARTMENT

REPSOL / KOSMOS/ GALP / PARTEX CONSORTIUM

CONCESSION AREA
235 — CAMARÃO
SCALE: 1/500,000 UTM-ED 50

ANNEX II

ENVIRONMENT, TERRITORIAL PLANNING

AND ENERGY STATE DEPARTMENT

DEEP OFFSHORE AREA

REPSOL / KOSMOS/ GALP / PARTEX CONSORTIUM

AREA OF CONCESSION NO. 235 — CAMARÃO

Polygon that defines the 200-meter deep water line in water, for the purposes of the single article of Decree Law No. 79/85 of March 26, 1985.